Exhibit 10.26

Exhibit 10.26

Regus

Agreement Date: Thursday, May 26, 2011

Confirmation No: 8192-412993

Business Center Details

Client Details

MA, Boston - Burlington, New England Executive Park

Company Name

Coronado Biosciences

Address

15 New England Executive Park 1st and 2nd Floors Burlington MASSACHUSETTS 01803 United States of America

Contact Name

Address

Dale Ritter

45 Rockefeller Plaza Suite 2000 New York

Sales Manager

Stephanie Gavett

NY 10111 United States of America

Phone

+ () 781 258 9743

Email

daleritter1@gmail.com

Office Payment Details (exc. tax and exc. services)

Office Number

Number of people

1081

1

1082

1

1083

1

1084

1

1092

1

Initial Payment:

First month’s fee:

$0.00

Service Retainer:

$10,439.69

Total Initial Payment:

$10,439.69

Monthly Payment:

Total Monthly Payment thereafter:

$5,219.84

Service Provision :

Start Date

Monday, August 01, 2011

End

Date

Tuesday, July 31,

2012

All

agreements end on the last calendar day of the month.

Comments: Per the May 2011 promotion, the office fee for the months of August & September 2011, and June & July 2012 will be waived. Business restoration one time fee is $2 per foot, total of $1216 for these five offices on agreement. Business continuation is $249/mo for 3 months.

Regus	Page 2 of 2

Terms and Conditions

We are Regus Management Group, LLC, “Regus”. This Agreement incorporates our terms of business set out on our Terms and Conditions which you confirm you have read and understood. We both agree to comply with those terms and our obligations as set out in them. This agreement is binding from the agreement date and may not be terminated once it is made, except in accordance with its terms. Note that the Agreement does not come to an and automatically. See “Bringing your Agreement to an end”.

I accept the terms and conditions

Confirm by typing your name in the box below

Name: Dale Ritter on behalf of Coronado Biosciences	Signed on Friday, May 27, 2011

I confirm these details are correct to the best of my knowledge